Financial Instruments	12 Months Ended
Mar. 31, 2015
Investments, All Other Investments [Abstract]
Financial Instruments
26.	FINANCIAL INSTRUMENTS

The Company’s financial instruments that are subject to credit risks are limited to its cash and cash equivalents, time deposits, restricted cash, available-for-sale investments, accounts and bills receivable, financial assets included in deposits and other assets, amounts due from a related party.

The Company’s financial assets and liabilities are recognized initially at cost which is the fair value of the consideration given (in the case of assets) or received (in the case of liabilities). Transaction costs are included in the initial measurement of all financial assets and liabilities. Subsequent to initial recognition, assets and liabilities are either valued at cost, amortized cost using the effective interest rate method or fair value, depending on classification.

The following table sets forth the carrying values and estimated fair values of the Company’s financial assets and liabilities recognized as of March 31, 2015 and 2014. There were no material unrecognized financial assets and liabilities as of March 31, 2015 and 2014.

	Carrying value		Fair value
	2015	2014	2015	2014
	US$	US$	US$	US$
Current financial assets:
Cash and cash equivalents	14,501,954	22,820,300	14,501,954	22,820,300
Time deposits	12,649,524	11,339,515	12,649,524	11,339,515
Restricted cash	9,850,930	4,013,565	9,850,930	4,013,565
Available-for-sale investments	—	1,050,500	—	1,050,500
Accounts and bills receivable, net	20,493,672	21,216,884	20,493,672	21,216,884
Financial assets included in deposits and other assets	1,538,102	586,022	1,538,102	586,022
Amount due from a related party	15,475	12,569	15,475	12,569

Total financial assets	59,049,657	61,039,355	59,049,657	61,039,355

	Carrying value		Fair value
	2015	2014	2015	2014
	US$	US$	US$	US$
Current financial liabilities:
Short term bank loans	6,780,394	7,279,629	6,780,394	7,279,629
Accounts and bills payable	14,248,741	12,520,080	14,248,741	12,520,080
Accrued salaries, allowances and other employee benefits	3,077,943	2,980,622	3,077,943	2,980,622
Other accrued liabilities	6,284,082	5,720,757	6,284,082	5,720,757

Total financial liabilities	30,391,160	28,501,088	30,391,160	28,501,088

The carrying amounts of the Company’s cash and cash equivalents, time deposits, restricted cash, accounts and bills receivable, financial assets included in deposits and other assets, amounts due from a related party, short term bank loans, accounts payable, accrued salaries, allowances and other employee benefits and other accrual liabilities approximate to their fair values because of their short maturities. The available-for-sale investments are stated at quoted market price.

The Company’s cash and cash equivalents, time deposits and restricted cash are placed primarily with banking institutions in the PRC with high credit ratings. The Company performs periodic credit standing evaluation of those banking institutions to limit the Company’s exposure to any significant credit risks.

The Company’s accounts and bills receivable largely represent amounts due from the Company’s principal customers. Receivable balances are monitored on an ongoing basis and the Company’s exposure to bad debts is not significant. The Company does not require collateral or other credit enhancement for any of its financial assets.

If the counterparties to the above financial assets fail to perform completely under the terms of their contract/arrangement, the maximum loss, based on the gross fair value of the financial instruments, due to this credit risk would be US$59,049,657 and US$61,039,355 as at March 31, 2015 and 2014, respectively.